SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 7, 2015

                                 SIBANNAC, INC.
                                 --------------
                 (Name of Small Business Issuer in its charter)

              Nevada                   333-122009              33-0403494
   ---------------------------   ----------------------  ----------------------
      (State of incorporation)     (Commission File No.)      (IRS Employer
                                                          Identification No.)

                                 1313 E. Osborn
                                Phoenix, AZ 85014
                          ---------------------------
          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (480) 420-3171


         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03   Amendments to Articles of Incorporation or Bylaws, Change in
            Fiscal Year End.

      On April 7, 2015, the Company's directors adopted new bylaws (attached as Exhibit 3.2). The new bylaws replaced the Company's old bylaws in their entirety.

      The Company adopted new bylaws since its old bylaws were outdated.

Item 9.01   Exhibits

Exhibit
Number      Description of Document
------      -----------------------

  3.2       Bylaws







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 17, 2015                     SIBANNAC, INC.


                                          By: /s/ Daniel Allen
                                              ---------------------
                                              Daniel Allen,
                                              Chief Executive Officer